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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the inclusion of our report dated July 1, 1998, in this Form 10, and all references to our firm elsewhere in this Form 10.

                                          /s/ RUBIN, BROWN, GORNSTEIN & CO. LLP
                                          -------------------------------------
                                          Rubin, Brown, Gornstein & Co. LLP


St. Louis, Missouri
July 29, 1998